                      As filed with the Securities and
                           Exchange Commission on
                             February 13, 1998
                                                           Registration No. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ________________

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                ________________

                            KEEBLER FOODS COMPANY
           (Exact name of registrant as specified in its charter)

          Delaware                                    36-1894790
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
incorporation or organization)

                                677 Larch Avenue
                           Elmhurst, Illinois  60126
                                 (630) 833-2900

                 (Address, including ZIP code, and telephone
                        number, including area code,
                          of registrant's principal
                             executive offices)

                        NONEMPLOYEE DIRECTOR STOCK PLAN
                              (Full title of plan)


          Thomas E. O'Neill                               Copy to:
    Vice President, Secretary and                   Bruce A. Toth, Esq.
           General Counsel                        John L. MacCarthy, Esq.
        Keebler Foods Company                         Winston & Strawn
           677 Larch Avenue                         35 West Wacker Drive
      Elmhurst, Illinois  60126                   Chicago, Illinois 60601
            (630) 833-2900                             (312) 558-5600

     (Name, address, including ZIP code, and
     telephone number, including area code,
     of agent for service)

                        CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------
                                                 Proposed              Proposed
Tiele of securities to be    Amount to be    maximum offering     maximum aggregate
   registered                registered    price per share (a)   offering price (a)  Amount of registration fee
------------------------------------------------------------------------------------------------------------------
   Common Stock,
   par value
   $.01 per share            300,000 shrs.  $27.00               $8,100,000           $2,390
=================================================================================================================

(a) Calculated pursuant to Rule 457(c) of the Securities Act of 1933, as amended, based upon the average of the high and low prices of the common stock, par value $.01 per share, of Keebler Foods Company on the New York Stock Exchange on February 6, 1998.

                                     PART I
                            INFORMATION REQUIRED IN
                            SECTION 10(A) PROSPECTUS

                 The document(s) containing the information specified in Part I of Form S-8 will be sent or given to participating employees as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). These documents and the documents incorporated by reference into this Registration Statement pursuant to Item 3 of Part II of this Registration Statement, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                    PART II
                          INFORMATION REQUIRED IN THE
                             REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

                 The following documents heretofore filed with the Securities and Exchange Commission (the "Commission") by Keebler Foods Company (the "Company") are incorporated herein by reference:

                 (a) The Company's Prospectus as filed with the Commission on February 2, 1998 under the Securities Act, containing audited financial statements for the Company's fiscal year 1996.

                 (b) All other reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since the end of the fiscal year covered by the Prospectus referenced above.

                 (c) The description of the Company's Common Stock, par value $.01 per share (the "Common Stock"), which is contained in the registration statement on Form 8-A filed with the Commission on December 12, 1997 under the Exchange Act of 1934, as amended (the "Exchange Act") (Commission File No. 001-13705), including any subsequent amendment or any report filed for the purpose of updating such description.

                 All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold are deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the respective dates of filing of such documents (such documents, and the documents enumerated above, being hereinafter referred to as "Incorporated Documents").

                 Any statement contained in an Incorporated Document shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed Incorporated Document modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES

                 Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

                 None.





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

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

                 The Company is incorporated under the laws of the State of Delaware. Section 145 of the Delaware Law ("Section 145") provides that a Delaware corporation may indemnify any persons who are, or are threatened to be made, parties to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person was an officer, director, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by such person in connection with such action or proceeding, if he acted in good faith and in a manner he reasonably believed to be in the best interests of the corporation, and, with respect to any criminal action, had no reasonable cause to believe that his conduct was illegal. A Delaware corporation may indemnify any persons who are, or are threatened to be made, a party to any threatened, pending or completed action or suit by or in the right of the corporation by reason of the fact that such person was a director, officer, employee or agent of another corporation or enterprise. The indemnity may include defense or settlement of such action or suit, provided such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interests except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses which such officer or director has actually and reasonably incurred.

                 As permitted by Section 102(b)(7) of the Delaware Law, the Certificate of Incorporation provides that directors of the Company shall have no personal liability to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except (i) for any breach of a director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violations of law, (iii) pursuant to Section 174 of the Delaware Law, or (iv) for any transaction from which a director derived an improper personal benefit.

                 The Company's Bylaws provide for the indemnification of directors and officers of the Company to the fullest extent permitted by
Section 145.


ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

                 Not applicable.


ITEM 8.  EXHIBITS

  Exhibit
  Number                    Description of Exhibit
  ------                    ----------------------

  4.01 Amended and Restated Certificate of Incorporation of the Company (filed as Exhibit 3.1 to the Company's Registration Statement on Form S-1 filed with the Commission (Commission File No. 333-42075) on December 12, 1997, as amended (the "Registration Statement"), and hereby incorporated by reference)

  4.02 Amended and Restated By-laws of the Company (filed as Exhibit 3.2 to the Registration Statement and hereby incorporated by reference)


  *4.03                     Nonemployee Director Stock Plan

  *5.01 Opinion of Winston & Strawn as to the legality of the securities being registered

  *23.01 Consent of Winston & Strawn (included in its opinion filed as Exhibit 5.01)

  *23.02                    Consent of Coopers & Lybrand L.L.P.

  *23.03                    Consent of Deloitte & Touche LLP

  24.01                     Powers of Attorney (included on signature page)

__________________
*        Filed herewith.

ITEM 9.  UNDERTAKINGS

                 (a)      The undersigned Company hereby undertakes:

                 (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                        (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                        (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the
        information set forth in this   Registration Statement; and

                        (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in the Registration Statement;

                 provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished by the Company pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

                 (2) That, for purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                 (b) The undersigned Company hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

                 Pursuant to the requirements of the Securities Act of 1933, as amended, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Elmhurst, State of Illinois, on February 13, 1998.

                             KEEBLER FOODS COMPANY


                             By:      /s/ Sam K. Reed
                                -------------------------------------
                                             Sam K. Reed
                                President and Chief Executive Officer

                               POWER OF ATTORNEY

                 The undersigned directors and executive officers of Keebler Foods Company do hereby constitute and appoint E. Nichol McCully and Thomas E. O'Neill, and each of them, with full power of substitution, our true and lawful attorneys-in-fact and agents to do any and all acts and things in our name and behalf in our capacities as directors and officers, and to execute any and all instruments for us and in our names in the capacities indicated below which such person may deem necessary or advisable to enable Keebler Foods Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but not limited to, power and authority to sign for us, or any of us, in the capacities indicated below, any and all amendments (including pre-effective and post-effective amendments) hereto; and we do hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

                 Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated on February 13, 1998.


  Signature                                                               Title
  ---------                                                               -----
       /s/ Sam K. Reed                      President, Chief Executive Officer (Principal Executive Officer)
   -------------------------                and Director
          Sam K. Reed


       /s/ E. Nichol McCully                Chief Financial Officer and Senior Vice President - Finance
   -------------------------                (Principal Financial Officer)
          E. Nichol McCully


       /s/ James T. Spear                    Vice President Finance and Corporate Controller (Principal
   -------------------------                 Accounting Officer)
          James T. Spear


       /s/ Sacha Lainovic                                               Director
   -------------------------
          Sacha Lainovic


        /s/ Raymond Debbane                                             Director
  -------------------------
          Raymond Debbane

                              POWER OF ATTORNEY

        The undersigned directors and executive officers of Keebler Foods Company, a Delaware corporation (the "Company"), in connection with the proposed registration by the Company of shares of its Common Stock, par value $.01 per share, do hereby constitute and appoint E. Nichol McCully and Thomas
E. O'Neill, and each of them, with full power of substitution, our true and lawful attorneys-in-fact and agents to sign, execute and file a Registration Statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with any and all amendments and exhibits thereto, and any and all documents required to be filed with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary to be done to effectuate the same, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

        Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated on February 13, 1998.



  Signature                                            Title
  ---------                                            -----

                                                     Director
       /s/ Robert Crozer
  -------------------------
          Robert Crozer
                                                     Director

      /s/ Amos R. McMullian
  -------------------------
          Amos R. McMullian
                                                     Director

       /s/ Jimmy Woodward
  -------------------------
          Jimmy Woodward
                                                     Director

       /s/ G. Anthony Campbell
  -------------------------
          G. Anthony Campbell
                                                     Director

       /s/ Franklin L. Burke
  -------------------------
          Franklin L.  Burke

                                                     Director

     /s/ C. Martin Wood III
  -------------------------
         C. Martin Wood III

           INDEX TO EXHIBITS TO REGISTRATION STATEMENT ON FORM S-8


  Exhibit
  Number       Description of Exhibit                                      Page

  4.01 Amended and Restated Certificate of Incorporation of the Company (filed as Exhibit 3.1 to the Company's Registration Statement on Form S-1 filed with the Commission (Commission File No. 333-42075) on December 12, 1997, as amended (the "Registration Statement"), and hereby incorporated by reference)

  4.02         Amended and Restated By-laws of the Company (filed as
               Exhibit 3.2 to the Registration Statement and hereby incorporated by reference)

  *4.03        Nonemployee Director Stock Plan

  *5.01 Opinion of Winston & Strawn as to the legality of the securities being registered

  *23.01 Consent of Winston & Strawn (included in its opinion filed as Exhibit 5.01)


  *23.02       Consent of Coopers & Lybrand L.L.P.

  *23.03       Consent of Deloitte & Touche LLP

  24.01        Powers of Attorney (included on signature page)

______________________
*        Filed herewith.